SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 8, 2005
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On September 8, 2005, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter and year ended June 30, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
At its meeting on September 7, 2005, the Board of Directors of the Company voted to appoint Gregory T. Novak as Chief Executive Officer of the Company effective as of September 7, 2005, removing the term “Acting” from his title. Mr. Novak also will continue to serve as President of the Company.
At its meeting on September 7, 2005, the Board of Directors voted to appoint Mr. Novak to the Board, effective September 8, 2005, for a term to expire at the Company’s annual meeting in 2005. The Board of Directors will nominate Mr. Novak as a director to stand for election by the shareholders at the Company’s annual meeting on November 1, 2005. Mr. Novak also was named as a member of the Company’s Research and Development Committee.
Information concerning Mr. Novak’s age and business experience is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and is incorporated by reference herein. A brief description of the material terms of Mr. Novak’s Employment Agreement with the Company is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed on October 8, 2004, the Company’s Current Report on Form 8-K filed on January 4, 2005, and the Company’s Current Report on Form 8-K filed on May 31, 2005, and is incorporated by reference herein.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
On September 8, 2005, the Company issued a press release announcing the appointment of Mr. Novak as Chief Executive Officer and his election to the Board of Directors, and also announcing the Company’s earnings for the fiscal quarter and year ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
     Exhibit 99.1 Press Release issued by Harris Interactive Inc. on September 8, 2005
The information included in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is not “filed” pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K is material non-public information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARRIS INTERACTIVE INC.
(Registrant)

By:	/s/ Frank J. Connolly, Jr.

Name:	Frank J. Connolly
Title:	Chief Financial Officer and Corporate Secretary (Principal Financial Officer)
Dated: September 8, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on September 8, 2005